DRESDNER RCM EQUITY FUNDS, INC.
                  SUPPLEMENT DATED SEPTEMBER 9, 1998
              TO THE STATEMENT OF ADDITIONAL INFORMATION
                           DATED MAY 1, 1998

The fourth full paragraph in the Section entitled "The Investment
Manager" beginning on page 19 of the Statement of Additional
Information is eliminated.